                                                                   Exhibit 99.1

                              LETTER OF TRANSMITTAL

                              @ Entertainment, Inc.

                                OFFER TO EXCHANGE

                 14 1/2% Series B Senior Discount Notes due 2009
                       for any and all of its outstanding
                     14 1/2% Senior Discount Notes due 2009
                Pursuant to the Prospectus, dated ______ __, 1999

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________,
     1999 UNLESS EXTENDED ("THE EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN
         PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

               Delivery to: Bankers Trust Company, Exchange Agent
                               By Mail or by Hand
                               Four Albany Street
                                    7th Floor
                            New York, New York 10006
                Attention: Corporate Trust Trustee Administration
                             Telephone: 212-250-6573

                           By Facsimile: 212-250-0933


                  Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

                  The undersigned acknowledges that he or she has received the Prospectus, dated _________, 1999 (the "Prospectus"), of @ Entertainment, Inc., a Delaware corporation ("@Entertainment"), and this Letter of Transmittal (the "Letter"), which together constitute @Entertainment's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 14 1/2% Series B Senior Discount Notes due 2009 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 14 1/2% Senior Discount Notes due 2009 (the "Old Notes") of which $256.8 million in aggregate principal amount are outstanding from the holders thereof.

                  With respect to the Old Notes accepted for exchange, the holders of such Old Notes will receive Exchange Notes in such aggregate principal amount equal to that of the surrendered Old Notes. The Exchange Notes will bear interest at the same rate and on the same terms as the Old Notes. Consequently, interest on the Exchange Notes will be payable semi-annually in cash in arrears on August 1 and February 1 of each year, commencing August 1, 2004, at the rate of 14 1/2% per annum. Accreted Value on the Exchange Notes will accrue from July 27, 1999 (the "Issue Date"). Holders whose Old Notes are accepted for exchange will not receive Accreted Value thereon, but because the Accreted Value of the Exchange Notes is calculated from the Issue Date, there will be no forfeiture of Accreted Value by the holders of the Old Notes whose Old Notes are accepted for exchange in the Exchange Offer.

                  This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

                  Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed power of attorney power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

                  The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                  List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amount of the Old Notes should be listed on a separate signed schedule affixed hereto.


---------------------------------------------------------------------------------------------------------------------------
                  DESCRIPTION OF
                    OLD NOTES                              1                           2                        3
-----------------------------------------------      ----------------         ---------------------  ----------------------
                                                                               Aggregate Principal
                                                                                      Amount
                                                                               of 14 1/2%% Senior     Aggregate Principal
Name(s) and Address(es) of Registered Holder(s)        Certificate              Discount Notes due            Amount
          (Please fill in, if blank)                     Number(s)*                    2009                 Tendered**
-----------------------------------------------      ----------------         ---------------------  ----------------------


                                                     ----------------         ---------------------  ----------------------

                                                     ----------------         ---------------------  ----------------------

                                                     ----------------         ---------------------  ----------------------

                                                     ----------------         ---------------------  ----------------------
                                                      Total
                                                     ----------------         ---------------------  ----------------------


* Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2.
-------------------------------------------------------------------------------


/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
    EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND
    COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                  -----------------------------------------
    Account Number                         Transaction Code Number
                  --------------------------                      -------------

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Names(s) of Registered Holder(s)
                                 ---------------------------------------------
Window Ticket Number (if any)
                                 ---------------------------------------------
Date of Execution of Notice of Guaranteed Delivery
                                                   ---------------------------
Name of Institution which guaranteed delivery
                                              --------------------------------

If Delivered by Book-Entry Transfer, Complete the Following:

       Account Number
                     -------------------------
       Transaction Code Number
                               --------------------------
/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     -------------------------------------------------------------------------
Address:
         ---------------------------------------------------------------------

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

                  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to @Entertainment the aggregate Specified Amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, @Entertainment all right, title and interest in and to such Old Notes as are being tendered hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of @Entertainment) of such holder of Old Notes, in order to (i) transfer ownership of such Old Notes on the account books maintained by The Depositary Trust Company (together, in any such case, with all accompanying evidences of transfer and authenticity) to @Entertainment,
(ii) present and deliver such Old Notes for transfer on the books of @Entertainment and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that @Entertainment will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by @Entertainment. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of @Entertainment.

                  The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") which lead @Entertainment to believe that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of @Entertainment within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holder has no arrangement with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If any holder is an affiliate of @Entertainment or is engaged in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and
(ii) must comply with the registration and prospectus delivery requirements of the Securities Act.

                  The undersigned will, upon request, execute and deliver any additional documents deemed by @Entertainment to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

                  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Old Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

                  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

             SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY
               (See Instructions 3 and 4)                                     INSTRUCTIONS
                                                                       (See Instructions 3 and 4)
To be completed ONLY if certificates                           To be completed ONLY if certificates
for Old Notes not exchanged and/or                              for Old Notes not exchanged and/or
Exchange Notes are to be issued in the                          Exchange Notes are to be sent to someone
name of and sent to someone other than the                      other than the person or persons whose
person or persons whose signature(s)                            signature(s) appear(s) on this Letter
appear(s) on this Letter above, or if Old                       above or to such person or persons at an
Notes delivered by book-entry transfer                          address other than shown in the box
which are not accepted for exchange are to                      entitled "Description of Old Notes"
be returned by credit to an account                             above.
maintained at the Book-Entry Transfer
Facility other than the account indicated
above.
                                                                Mail: Exchange Notes and/or Old Notes
Issue: Exchange Notes and/or Old Notes                          to:
to:

Name(s)                                                          Name(s)
       -----------------------------------------                        -------------------------------------
                 (Please Type or Print)                                       (Please Type or Print)

       -----------------------------------------                        --------------------------------------
                 (Please Type or Print)                                        (Please Type or Print)

Address                                                          Address
       -----------------------------------------                        --------------------------------------

------------------------------------------------                 ---------------------------------------------
                  (Zip Code)                                                         (Zip Code)


          (Complete Substitute Form W-9)

          Credit unexchanged Old Notes
          delivered by book-entry transfer to
          the Book-Entry Transfer Facility set
          forth below.


            (Book-Entry Transfer Facility
             Account Number, if applicable)








IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                        PLEASE READ THIS ENTIRE LETTER OF
                                   TRANSMITTAL
                       CAREFULLY BEFORE COMPLETING ANY BOX
                                     ABOVE.

                                PLEASE SIGN HERE
                        (TO BE COMPLETED BY ALL TENDERING
                                    HOLDERS)

                  (Complete Accompanying Substitute Form W-9 on
                                  reverse side)




Dated:.................................................... 1999
X  .......................................................
X  .......................................................
                    Signature(s) of Owner


     Area Code and telephone Number  ..........................


                  If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

         Name(s):
                 ------------------------------------------

         --------------------------------------------------
                   (Please Type or Print)

         Capacity:
                  -----------------------------------------
         Address:
                  -----------------------------------------

          -------------------------------------------------
                         (Including Zip Code)

                         SIGNATURE GUARANTEE
                      (required by Instruction 3)
                       Signature(s) Guaranteed by
                        an Eligible Institution:
                                                 --------------------------
                      (Authorized Signature)

         --------------------------------------------------
                             (Title)

         --------------------------------------------------
                          (Name and Firm)

         --------------------------------------------------
         Dated:                                      , 1999
              ---------------------------------------

                                  INSTRUCTIONS

       Forming Part of the Terms and Conditions of the Exchange Offer of
                14 1/2% Series B Senior Discount Notes due 2009
                       for any and all of its outstanding
                     14 1/2% Senior Discount Notes due 2009
                            of @ Entertainment, Inc.

1.                Delivery of this Letter and Old Notes; Guaranteed Delivery
                  Procedures.

                  This letter is to be completed by securityholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

                  Securityholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by @Entertainment (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

                  The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that registered mail, properly insured, with return receipt requested, be used and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                  See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to securityholders who tender by book-entry transfer).

                  If less than all of the Old Notes evidenced by a submitted certificate is to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Aggregate Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.                Signatures on this Letter; Bond Powers and Endorsements;
                  Guarantee of Signatures.

                  If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

                  If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

                  If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

                  When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

                  If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

                  If this Letter or any or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by @Entertainment, proper evidence satisfactory to @Entertainment of their authority to so act must be submitted.

                  Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").

                  Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.                Special Issuance and Delivery Instructions.

                  Tendering holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Securityholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such securityholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.                Tax Identification Number.

                  Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide @Entertainment (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If @Entertainment is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

                  Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

                  To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give @Entertainment a completed Form W-8, Certificate of Foreign Status.

These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to @Entertainment within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to @Entertainment.

6.                Transfer Taxes.

                  @Entertainment will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to @Entertainment or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

                  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.                Waiver of Conditions.

                  @Entertainment reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.                No Conditional Tenders.

                  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

                  Neither @Entertainment, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.                Mutilated, Lost, Stolen or Destroyed Old Notes.

                  Any holder whose Old Notes has been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.               Requests for Assistance or Additional Copies.

                  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                               (See Instruction 5)
                       PAYOR'S NAME: @ Entertainment, Inc.


SUBSTITUTE               Part 1--PLEASE
FORM W-9                 PROVIDE YOUR TIN IN
Department of            THE BOX AT RIGHT            TIN:
the Treasury             AND CERTIFY BY                  ------------------
Internal                 SIGNING AND DATING
Revenue                  BELOW                       Social Security Number
Service                                              or


                                                             Employer
                                                      Identification Number

Payer's Request            Part 2--TIN Applied for / /
For Taxpayer
Identification
Number
("TIN") and              11.CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Certification
                         (1)               The number shown on this form is my correct Taxpayer
                                           Identification Number (or I am waiting for a number to be
                                           issued to me).

                         (2)               I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all
                                           interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                         (3)               any other information provided on this form is true and
                                           correct.

                        SIGNATURE                          DATE
                                 --------------------          -------------------------

                        You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.





       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

                 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION
                                     NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature                                              Date
--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                  Guidelines for Determining the Proper Identification Number to Give the Payor. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

------------------------------------------------------------------------------
                                             Give the
For this type of account:                    name and
                                             SOCIAL SECURITY
                                             number of --
------------------------------------         ---------------------------------

1.       An individual's account             The individual

2.       Two or more individuals             The actual owner of the account
         (joint account)                     or, if combined funds, the first
                                             individual on the account(1)

3.       Husband and wife (joint             The actual owner of the account
         account)                            or, if joint funds, either
                                             person(1)

4.       Custodian account of a              The minor(2)
         minor (Uniform Gift to
         Minors Act)

5.       Adult and minor (joint             The adult or, if the minor is the
         account)                           only contributor, the minor(1)

6.       Account in the name of             The ward, minor, or
         guardian or committee for          incompetent person(3)
         a designated ward, minor,
         or incompetent person

7.  a.   The usual revocable                The grantor-trustee(1)
         savings trust
         account (grantor is
         also trustee)
    b.   So-called trust                    The actual owner(1)
         account that is not a
         legal or valid trust
         under state law

------------------------------------------------------------------------------
                                             Give the
For this type of account:                    name and EMPLOYER
                                             IDENTIFICATION
                                             number of --
------------------------------------         ---------------------------------

 8.      Sole proprietorship account        The owner(4)

 9.      A valid trust, estate, or          The legal entity (Do not
         pension trust                      furnish the identifying
                                            number of the personal
                                            representative or trustee
                                            unless the legal entity
                                            itself is not designated in
                                            the account title.)(5)

 10       Corporate account                 The corporation

 11       Religious, charitable, or         The organization
          educational organization
          account

12.       Partnership account held in       The partnership
          the name of the business

13.       Association, club, or other       The organization
          tax-exempt organization

14.       A broker or registered            The broker or nominee
          nominee

15.       Account with the                  The public entity
          Department of Agriculture
          in the name of a public
          entity (such as a state or
          local government, school
          district, or prison) that
          receives agricultural
          program payments



-------------------------------------------------------------------------------

(1)      List first and circle the name of the person whose number you furnish.

(2)      Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show your individual name. You may also enter your business name. You may use your Social Security number or employer identification number.

(5) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees and Payments Exempt from Backup Withholding Payees specifically exempted from backup withholding on ALL payments include the following:

o        A corporation.
o        A financial institution.
o An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.
o        The United States or any agency or instrumentality thereof.
o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o        An international organization or any agency or instrumentality thereof.
o A registered dealer in securities or commodities registered in the United States or a possession of the United States.
o        A real estate investment trust.
o A common trust fund operated by a bank under Section 584(a) of the Code.
o An exempt charitable remainder trust, or a non- exempt trust described in Section 4947(a)(1) of the Code.
o An entity registered at all times under the Investment Company Act of 1940.
o        A foreign central bank of issue.

         Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
o Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
o Payments of patronage dividends where the amount received is not paid in money.
o        Payments made by certain foreign organizations.
o        Payments made to a nominee.

         Payments of interest not generally subject to backup withholding including the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the taxpayer's trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt- interest dividends under Section 852 of the Code).
o Payments described in Section 6049(b)(5) of the Code to nonresident aliens.
o        Payments on tax-free covenant bonds under Section 1451 of the Code.
o        Payments made by certain foreign organizations.
o        Payments made to a nominee.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYOR A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N of the Code.

Privacy Act Notice. -- Section 6109 of the Code requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor.
Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Number. -- If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.